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                                                     Exhibit 99.1

       Consent of Independent Certified Public Accountants


The Board of Directors
MainStreet BankGroup Incorporated


     We consent to incorporation by reference in the Form 8-K of current report of MainStreet BankGroup Incorporated of our report dated January 4, 1995, except for note 14, as to which the date is April 17, 1996, relating to the financial statements of The First National Bank of Clifton Forge as of December 31, 1995 and 1994 and for the years then ended.


                              /s/  PERSINGER & COMPANY, L.L.C



Covington, Virginia
October 3, 1996